Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated April 9, 2015 to the
Prospectus dated June 27, 2014, as previously supplemented

Effective April 9, 2015, Pine River Capital Management L.P. (“Pine River”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”).  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and Pine River entered into a sub-advisory agreement on March 23, 2015, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on March 16, 2015, the Board approved the sub-advisory contract between the Adviser and Pine River, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

The following information is added to the section “Management of the Fund – The Sub-Advisers” beginning on page 26 of the Prospectus:

Pine River Capital Management L.P.
The Adviser has entered into a sub-advisory agreement with Pine River Capital Management L.P. (“Pine River”) to manage a portion of the Fund’s assets using the Fund’s Long/Short Equities strategy.  Pine River is a registered investment adviser founded in 2002 and located at 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.  Pine River provides investment solutions for hedge funds, separate accounts, registered investment companies and listed investment vehicles, and, as of February 1, 2015, Pine River had total firm assets under management of approximately $15.5 billion.

James Clark has been a Portfolio Manager, Partner and Co-Chief Investment Officer at Pine River’s New York office since 2012.  Mr. Clark serves on the firm’s Executive, Risk Management, and Hiring Committees.  In his role as co-Chief Investment Officer he is responsible for asset allocation across the firm’s investment strategies globally.  Prior to joining Pine River in 2012, Mr. Clark spent 18 years at Goldman Sachs Asset Management where he was a Managing Director and Partner.  While at Goldman Sachs, Mr. Clark held a variety of roles including Head of Risk and Portfolio Construction, Co-Head of U.S. Fixed Income, and Head of Mortgage Trading.  James received an MBA from the University of Chicago in 1992 and a BA from Kenyon College in 1988.

Lucy DeStefano has been a Portfolio Manager and Head of Listed Securities at Pine River’s New York office since 2013.  Ms. DeStefano is responsible for collaborating with the firm’s Portfolio Managers in the firm’s Equity strategies to develop trading structures that optimize the execution of investment ideas.  Ms. DeStefano serves on the firm’s Brokerage and New Products Committees.  Prior to joining Pine River, Ms. DeStefano was Managing Director, Equity Division at Morgan Stanley beginning in 2010.  In 2012, Ms. DeStefano became Head of International Equity Trading and was responsible for trading Latin American markets, while overseeing Canadian, Asian, and European business efforts executed in New York.  Ms. DeStefano received a BA in History with a concentration in American History from Princeton University in 1999.

Aaron Zimmerman has been a Portfolio Manager at Pine River’s New York office since 2009.  Mr. Zimmerman is responsible for execution of asset allocation and portfolio analytics.  In addition Mr. Zimmerman is the senior liaison from the investment team to the firm’s Client Service department.  Aaron received a BS in Operations Research and Financial Engineering (ORFE) from Princeton University in 2004, with certificates in Finance and Engineering Management Systems.

Please retain this Supplement with your Prospectus for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated April 9, 2015 to the
Statement of Additional Information (“SAI”) dated June 27, 2014, as previously supplemented

Effective April 9, 2015, Pine River Capital Management L.P. (“Pine River”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”).  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and Pine River entered into a sub-advisory agreement on March 23, 2015, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on March 16, 2015, the Board approved the sub-advisory contract between the Adviser and Pine River, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

The following disclosures in the SAI are hereby revised to read as follows:

Page 1, Sixth paragraph under “The Trust”

Aurora Investment Management L.L.C. (the “Adviser”) serves as the investment adviser to the Fund.  Achievement Asset Management LLC (“Achievement”), Atlantic Investment Management, Inc. (“Atlantic”), Feingold O’Keeffe Capital, L.L.C. d/b/a/ FOC Partners (“FOC Partners”), Graham Capital Management, L.P. (“GCM”), Ionic Capital Management LLC (“Ionic”), Kabouter Management, LLC (“Kabouter”), Kingsford Capital Management, LLC (“Kingsford”), Kovitz Investment Group, LLC (“KIG”), MPAM Credit Trading Partners L.P. (“MPAM”), Pine River Capital Management L.P. (“Pine River”) and York Registered Holdings, L.P. (“York”) are the sub-advisers to the Fund (collectively, the “Sub-Advisers”).

Page 41, “Management of the Fund – Sub-Advisers”

Achievement, Atlantic, FOC Partners, GCM, Ionic, Kabouter, Kingsford, KIG, MPAM, Pine River and York are the Sub-Advisers.  It is the Adviser’s responsibility to select Sub-Advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.  The following lists information about the control persons of each Sub-Adviser:

Sub-Advisers	Controlling Persons/Entities
Achievement	Joseph Scoby
Atlantic	Alexander J. Roepers
FOC Partners	Andrea Feingold & Ian O’Keeffe
GCM	Kenneth G. Tropin
Ionic	Bart Baum, Adam Radosti & Daniel Stone
Kabouter	Peter Zaldivar & Marcel P. Houtzager
Kingsford	Michael Ian Wilkins
KIG	Mitchel A. Kovitz
MPAM	Craig E. Ruch & Brent C. Zimmerman
Pine River	Brian Taylor & Pine River Capital Management LLC
York	James G. Dinan & York Capital Management Global Advisors, LLC

Please retain this Supplement with your SAI for future reference.